Adjusted EPS* Reconciliation

EXHIBIT 99.1

1st Quarter Reporting Period

Amounts in millions, except EPS*	Continued Operations				Discontinued Operations				Total PPG			
	Net Income		EPS*		Net Income		EPS*		Net Income		EPS*	
Year 2015												
Net Income Attributable to PPG as Reported	$	320	$	1.16	$	2	$	0.01	$	322	$	1.17
Transaction-related costs		6		0.02		-		-		6		0.02
Adjusted Net Income Attributable to PPG	$	326	$	1.18	$	2	$	0.01	$	328	$	1.19
Year 2014												
Net Income Attributable to PPG as Reported	$	277	$	0.98	$	985	$	3.50	$	1,262	$	4.48
Transaction-related costs		2		0.01		-		-		2		0.01
Adjusted Net Income Attributable to PPG	$	279	$	0.99	$	985	$	3.50	$	1,264	$	4.49
Year 2013												
Net Income Attributable to PPG, as Reported	$	191	$	0.64	$	2,219	$	7.51	$	2,410	$	8.15
Legacy pension and environmental costs		21		0.07		-		-		21		0.07
Transaction-related costs		5		0.01		-		-		5		0.01
U.S. tax law change enacted in 2013		(10)		(0.03)		-		-		(10)		(0.03)
Adjusted Net Income Attributable to PPG	$	207	$	0.69	$	2,219	$	7.51	$	2,426	$	8.20
Year 2012												
Net Income/(Loss) Attributable to PPG, as Reported	$	(49)	$	(0.16)	$	61	$	0.20	$	12	$	0.04
Business restructuring		137		0.45		26		0.08		163		0.53
Environmental remediation costs		99		0.32		-		-		99		0.32
Transaction-related costs		4		0.01		-		-		4		0.01
Adjusted Net Income Attributable to PPG	$	191	$	0.62	$	87	$	0.28	$	278	$	0.90
Year 2011												
Net Income Attributable to PPG, as Reported	$	144		0.44	$	84	$	0.26	$	228	$	0.70

*Earnings per diluted share

1

2 Adjusted EPS* Reconciliation 2nd Quarter Reporting Period *Earnings per diluted share Amounts in millions, except EPS* Net Income EPS* Net Income EPS* Net Income EPS* Year 2014 Net Income Attributable to PPG as Reported 393$ 1.40$ (7)$ (0.02)$ 386$ 1.38$ Transaction-related costs 2 0.01 - - 2 0.01 Pension settlement charge 3 0.01 - - 3 0.01 Adjusted Net Income Attributable to PPG 398$ 1.42$ (7)$ (0.02)$ 391$ 1.40$ Year 2013 Net Income Attributable to PPG as Reported 318$ 1.09$ 23$ 0.08$ 341$ 1.17$ Transaction-related costs 13 0.05 2 0.01 15 0.06 Adjusted Net Income Attributable to PPG 331$ 1.14$ 25$ 0.09$ 356$ 1.23$ Year 2012 Net Income Attributable to PPG as Reported 266$ 0.86$ 96$ 0.31$ 362$ 1.17$ Business separation costs - - 3 0.01 3 0.01 Adjusted Net Income Attributable to PPG 266$ 0.86$ 99$ 0.32$ 365$ 1.18$ Year 2011 Net Income Attributable to PPG as Reported 245$ 0.76$ 95$ 0.30$ 340$ 1.06$ Continued Operations Discontinued Operations Total PPG

3 3rd Quarter Reporting Period *Earnings per diluted share Adjusted EPS* Reconciliation Amounts in millions, except EPS* Net Income EPS* Net Income EPS* Net Income EPS* Year 2014 Net Income Attributable to PPG as Reported 377$ 1.35$ (6)$ (0.02)$ 371$ 1.33$ Transaction-related costs 2 0.01 - - 2 0.01 Pension settlement charge 2 0.01 - - 2 0.01 Legacy environmental reserves 86 0.30 - - 86 0.30 Gain on asset sales (73) (0.26) - - (73) (0.26) Adjusted Net Income Attributable to PPG 394$ 1.41$ (6)$ (0.02)$ 388$ 1.39$ Year 2013 Net Income Attributable to PPG as Reported 204$ 0.70$ 22$ 0.08$ 226$ 0.78$ Transaction-related costs 3 0.01 1 - 4 0.01 Legacy environmental reserves 56 0.19 - - 56 0.19 Business restructuring 73 0.25 - - 73 0.25 Adjusted Net Income Attributable to PPG 336$ 1.15$ 23$ 0.08$ 359$ 1.23$ Year 2012 Net Income Attributable to PPG as Reported 269$ 0.86$ 70$ 0.23$ 339$ 1.09$ Business separation costs - - 9 0.03 9 0.03 Adjusted Net Income Attributable to PPG 269$ 0.86$ 79$ 0.26$ 348$ 1.12$ Year 2011 Net Income Attributable to PPG as Reported 223$ 0.70$ 88$ 0.28$ 311$ 0.98$ Continued Operations Discontinued Operations Total PPG

4 Adjusted EPS* Reconciliation 4th Quarter Reporting Period *Earnings per diluted share Amounts in millions, except EPS* Net Income EPS* Net Income EPS* Net Income EPS* Year 2014 Net Income Attributable to PPG as Reported 86$ 0.31$ (3)$ (0.01)$ 83$ 0.30$ Debt refinancing charge 200 0.72 - - 200 0.72 Transaction-related costs 36 0.13 - - 36 0.13 Favorable foreign tax ruling (29) (0.11) - - (29) (0.11) Adjusted Net Income Attributable to PPG 293$ 1.05$ (3)$ (0.01)$ 290$ 1.04$ Year 2013 Net Income Attributable to PPG as Reported 237$ 0.83$ 17$ 0.05$ 254$ 0.88$ Transaction-related costs 3 0.01 1 0.01 4 0.02 Adjusted Net Income Attributable to PPG 240$ 0.84$ 18$ 0.06$ 258$ 0.90$ Year 2012 Net Income Attributable to PPG as Reported 175$ 0.56$ 52$ 0.17$ 227$ 0.73$ Business separation costs 3 0.01 8 0.02 11 0.03 Adjusted Net Income Attributable to PPG 178$ 0.57$ 60$ 0.19$ 238$ 0.76$ Year 2011 Net Income Attributable to PPG as Reported 166$ 0.53$ 50$ 0.16$ 216$ 0.69$ Continued Operations Discontinued Operations Total PPG

5 PPG Adjusted Earnings Per Diluted Share Trend Reconciliation Amounts in Millions of USD except EPS Adjusted EPS from Continuing Operations Y-O-Y Change in Adjusted EPS from Continuing Operations Period 2011 2012 2013 2014 2012 vs. 2011 2013 vs. 2012 2014 vs. 2013 1Q $ 0.44 $ 0.62 $ 0.69 $ 0.99 $ 0.18 $ 0.07 $ 0.30 2Q 0.76 0.86 1.14 1.42 0.10 0.28 0.28 3Q 0.70 0.86 1.15 1.41 0.16 0.29 0.26 4Q 0.53 0.57 0.84 1.05 0.04 0.27 0.21 Full Year* $ 2.44 $ 2.92 $ 3.83 $ 4.88 $ 0.48 $ 0.91 $ 1.05 *Full year diluted EPS was calculated using the full year weighted average shares outstanding. As such, the sum of the quarters may not equal the total EPS for the year. Year over year percentage increase in diluted EPS +20% +31% +27%